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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 10, 2005

                                 ENHERENT CORP.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-23315                  13-3914972
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


      192 Lexington Avenue, New York, New York                   10016
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      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 889-7722

                                       N/A
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Ernst & Young LLP, by letter dated May 10, 2005, confirmed its resignation as the principal accountant to audit the financial statements of enherent Corp. (the "Company") effective on May 10, 2005 following completion of the review of the Company's unaudited financial statements for the quarter ended March 31, 2005.

The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The change in accountants was initiated by mutual agreement of Ernst & Young LLP and the Company's Audit Committee, and was approved by the Company's Audit Committee and Board of Directors.

In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent unaudited interim period ending March 31, 2005 through the effective date of Ernst & Young LLP's resignation, May 10, 2005, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in its reports.

During the fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent unaudited interim period ending March 31, 2005 through the effective date of Ernst & Young LLP's resignation, May 10, 2005, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company's Board of Directors, upon recommendation from its Audit Committee approved engaging Cornick, Garber & Sandler, LLP as the Company's auditor effective as of May 10, 2005. During the fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent interim period ended March 31, 2005 and through May 10, 2005, the date of resignation of Ernst & Young LLP, prior to engaging Cornick, Garber & Sandler, LLP, neither the Company nor anyone on the Company's behalf consulted with Cornick, Garber & Sandler, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Cornick, Garber & Sandler, LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Cornick, Garber & Sandler, LLP was, until the completion of the Merger on April 1, 2005, the auditor for Dynax, and as such, advised Dynax in connection with the Merger, including advising Dynax, that, in a merger-of-equals transaction, the purchase method requires the identification of the acquiring entity and that financial statements issued after the consummation of an acquisition accounted for as a purchase would reflect such values and not be restated retroactively to reflect the historical financial position or results of operations of the acquired company. Cornick, Garber & Sandler, LLP also advised Dynax that the historical financial statements of the surviving corporation would be those of the accounting acquirer (Dynax) and comparative statements of the surviving corporation would be those of the accounting acquirer (Dynax) rather than the legal acquirer (enherent).

The Company provided each of Ernst & Young LLP and Cornick, Garber & Sandler, LLP with a copy of this disclosure. A letter from Ernst & Young LLP is attached as Exhibit 16 to this Current Report on Form 8-K.

The foregoing information was previously disclosed in the Company's Form 10-Q for the period ended March 31, 2005.

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

      Exhibit
        No.      Description of Exhibit
      -------    -----------------------
       16.1      Letter from Ernst & Young LLP (filed herewith)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENHERENT CORP.



                                        /s/ Pamela Fredette
                                        -----------------------------------
                                        Pamela Fredette, President and
                                        Chief Executive Officer


DATED:  June 6, 2005



                                       S-1

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                                  EXHIBIT INDEX

     Exhibit
        No.        Description of Exhibit
     --------      ----------------------
       16.1        Letter from Ernst & Young LLP (filed herewith)



                                       E-1